UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 8, 2022

Aris Water Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700
Houston, Texas 77024
(Address of Principle Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 501-3070

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Planned Departure of Brenda R. Schroer

On June 13, 2022, Aris Water Solutions, Inc. (the “Company”) announced that Brenda R. Schroer plans to conclude her role as Chief Financial Officer of the Company during the second half of 2022. Ms. Schroer intends to remain in her current role until a successor is named, at which time she will continue with the Company to support the new Chief Financial Officer until her departure date of December 30, 2022.

Executive Change in Control Severance Plan

On June 8, 2022, the Company adopted the Aris Water Solutions, Inc. Executive Change in Control Severance Plan (the “CIC Severance Plan”). In connection with the adoption of the CIC Severance Plan, the Company entered into participation agreements with each of William A. Zartler, Amanda M. Brock and Brenda R. Schroer.

Under the CIC Severance Plan, if the Company terminates a participant’s employment without cause or upon the participant’s resignation for good reason during the 90 days prior to or 12-month period following a change in control (as such term is defined in the CIC Severance Plan), then the participant is eligible to receive the following benefits:

•
Severance payable in a lump sum in an amount equal to a multiplier of either 2.5 or 3.0 (based on the participant’s tier in the Severance Plan (the “Tier”)) multiplied by the sum of (A) the participant’s annual base salary and (B) the participant’s target annual bonus for the year in which the termination of employment occurs;

•
An additional lump sum payment equal to 18 or 24 (based on the participant’s Tier) times the monthly premium for the participant’s and his or her dependents’ participation in the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, less the amount of employee contributions that would apply to such participation if the participant were an active employee;

•
Payment of any earned but unpaid annual bonus for the fiscal year preceding the fiscal year in which the termination of employment occurs, payable on the date when bonuses are paid to the Company’s executives for such fiscal year, plus an additional lump sum payment equal to a pro-rata portion of the target annual bonus that the participant was eligible to earn for the fiscal year in which the termination occurs, based on the number of days the participant was employed during such fiscal year; and

•
Full vesting of all of the participant’s outstanding unvested restricted stock units (and any other outstanding and unvested equity incentive awards); provided that, with respect to any performance-based restricted stock units, all performance goals or other vesting criteria will be deemed achieved at the greater of 100% of target or the actual achievement through the termination date and all other terms and conditions will be deemed met.

A participant’s rights to any severance benefits under the CIC Severance Plan upon a qualifying termination are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form acceptable to the Company.

The foregoing summary of the CIC Severance Plan is qualified in its entirety by reference to the full text of the CIC Severance Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2022. At the Annual Meeting, the Company’s stockholders were requested to (i) elect two Class I Directors to serve on the Board of Directors of the Company (the “Board”) until the 2025 Annual Meeting of Stockholders, and (ii) hold an advisory vote to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 26, 2022.

At the close of business on April 13, 2022, the record date for the Annual Meeting, there were 21,996,433 shares of the Company’s Class A common stock and 31,568,017 shares of the Company’s Class B common stock issued, outstanding and entitled to vote at the Annual Meeting. The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 - Election of Class I Directors: The election of each Class I Director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Amanda M. Brock	42,688,522	1,998,445	1,968,372
W. Howard Keenan, Jr.	40,294,602	4,392,365	1,968,372

Proposal No. 2 - Ratification of the Appointment of BDO USA, LLP: The ratification of the appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was approved as follows:

For	Against	Abstain
46,650,743	165	4,431

Item 7.01.	Regulation FD Disclosure.

On June 13, 2022, the Company issued a press release announcing the Chief Financial Officer transition plan described in Item 5.02 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Aris Water Solutions, Inc. Executive Change in Control Severance Plan, effective as of June 8, 2022.
99.1	Press release of Aris Water Solutions, Inc., dated June 13, 2022.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2022

ARIS WATER SOLUTIONS, INC.

	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	General Counsel, Chief Administrative Officer
and Corporate Secretary